                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
             TWELVE-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      27
             NOTES TO FINANCIAL STATEMENTS      32
            REPORT OF INDEPENDENT AUDITORS      35
                DIVIDEND REINVESTMENT PLAN      36
    TRUST OFFICERS AND IMPORTANT ADDRESSES      38
              RESULTS OF SHAREHOLDER VOTES      39

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2000

Dear Shareholder,

The first three quarters of 2000 proved to be especially volatile, with all of the major markets declining in the spring and spending the following months trying to recover. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

                  At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investments

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH REMAINED RELATIVELY STRONG DURING THE REPORTING PERIOD, UNDERPINNED BY LOW UNEMPLOYMENT AND RISING PRODUCTIVITY, YET THERE WERE SIGNS THAT A HEALTHY SLOWDOWN WAS UNDERWAY. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT A 2.4 PERCENT ANNUALIZED RATE FOR THE THIRD QUARTER OF 2000. FOLLOWING RELATIVELY MILD FIRST- AND SECOND-QUARTER DATA, THIS THIRD-QUARTER FIGURE OFFERS FURTHER EVIDENCE THAT GROWTH MIGHT BE SETTLING BACK TO A MORE MODERATE AND SUSTAINABLE PACE THAN ITS RAPID RATE IN LATE 1999.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT INFLATION REMAINED AT BAY DUE IN PART TO A GRADUAL SLOWDOWN IN CONSUMER SPENDING. RISING INTEREST RATES, HIGHER ENERGY COSTS, AND A DISAPPOINTING STOCK MARKET BEGAN TO TEMPER RETAIL SALES, WHICH LEVELED OFF FROM THE BLISTERING PACE OF LATE 1999 AND EARLY 2000. AND WHILE CONSUMER SPENDING WAS BRISK, THE OVERALL TREND HAS BEEN DOWNWARD THIS YEAR.

THE JOBLESS RATE CONTINUED TO BE EXTREMELY LOW BY HISTORICAL STANDARDS, BUT A RECENT DECLINE IN NEW JOB CREATION SUPPORTS THE POPULAR BELIEF THAT THE ECONOMY IS MODERATING. ALTHOUGH EMPLOYER COSTS SUCH AS WAGES AND BENEFITS WERE RISING AT THE END OF 1999 AND THE BEGINNING OF 2000, OVER THE PAST SIX MONTHS THE EMPLOYMENT COST INDEX HAS SHOWN MARKED DECELERATION, WHICH SHOULD HELP EASE INFLATION CONCERNS.

INTEREST RATES AND INFLATION
THE FEDERAL RESERVE BOARD (THE FED) RAISED INTEREST RATES FOUR TIMES DURING THE LAST 12 MONTHS IN AN EFFORT TO WARD OFF INFLATION BY CURBING ECONOMIC GROWTH. OVER THE SAME PERIOD, THE CONSUMER PRICE INDEX ROSE 3.5 PERCENT, WHICH INDICATED THAT INFLATION GENERALLY REMAINS UNDER CONTROL.

THE FED HAS ACKNOWLEDGED THE RISK OF RISING INFLATION AND WILL STAY ON GUARD, AS RISING ENERGY COSTS AND LOW UNEMPLOYMENT THREATEN TO PROPEL THIS FIGURE UPWARD IN THE COMING MONTHS. AS LONG AS INFLATION IS CONTAINED AND THE PACE OF ECONOMIC GROWTH REMAINS FAVORABLE, THE FED IS LIKELY TO HOLD INTEREST RATES STEADY IN THE SHORT TERM, WHICH COULD HELP STABILIZE THE STOCK AND BOND MARKETS.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1998--October 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 98                                                                      5.00                               1.50
                                                                            4.75                               1.50
                                                                            4.75                               1.60
Jan 99                                                                      4.75                               1.70
                                                                            4.75                               1.60
                                                                            4.75                               1.70
Apr 99                                                                      4.75                               2.30
                                                                            4.75                               2.10
                                                                            5.00                               2.00
Jul 99                                                                      5.00                               2.10
                                                                            5.25                               2.30
                                                                            5.25                               2.60
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.70
Apr 00                                                                      6.00                               3.00
                                                                            6.50                               3.10
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.30
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.50

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2000)

-----------------------------------------------------------------------
NYSE Ticker Symbol                                              VGM
-----------------------------------------------------------------------
One-year total return based on market price(1)                6.41%
-----------------------------------------------------------------------
One-year total return based on NAV(2)                        10.36%
-----------------------------------------------------------------------
Distribution rate as a % of closing common stock
price(3)                                                      6.64%
-----------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing
common stock price(4)                                        10.38%
-----------------------------------------------------------------------
Net asset value                                              $16.22
-----------------------------------------------------------------------
Closing common stock price                                 $13.5625
-----------------------------------------------------------------------
One-year high common stock price (11/04/99)                $14.5000
-----------------------------------------------------------------------
One-year low common stock price (12/16/99)                 $12.5625
-----------------------------------------------------------------------
Preferred share (Series A) rate(5)                            4.25%
-----------------------------------------------------------------------
Preferred share (Series B) rate(5)                           4.110%
-----------------------------------------------------------------------
Preferred share (Series C) rate(5)                           4.150%
-----------------------------------------------------------------------
Preferred share (Series D) rate(5)                           4.120%
-----------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax rate.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2000
- AAA/Aaa............  64.9%
- AA/Aa..............   7.9%
- A/A................  11.4%
- BBB/Baa............  15.8%

                                     [PIE CHART]
As of October 31, 1999
- AAA/Aaa............  54.0%
- AA/Aa..............   9.1%
- A/A................  11.0%
- BBB/Baa............  23.8%
- Non-Rated..........   2.1%

                                     [PIE CHART]

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/99                                                                           0.0825
12/99                                                                           0.0825
1/00                                                                            0.0825
2/00                                                                            0.0825
3/00                                                                            0.0825
4/00                                                                            0.0825
5/00                                                                            0.0825
6/00                                                                            0.0805
7/00                                                                            0.0805
8/00                                                                            0.0805
9/00                                                                            0.0750
10/00                                                                           0.0750

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2000                   OCTOBER 31, 1999
                                                                      ----------------                   ----------------
General Purpose                                                            18.40                              18.60
Industrial Revenue                                                         11.10                              17.30
Transportation                                                              9.80                               8.40
Public Building                                                             8.40                               6.20
Health Care                                                                 7.10                              13.00

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--January 1992 through October 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
1/92                                                                      14.9600                            14.9600
                                                                          15.0000                            14.6250
                                                                          15.8500                            15.1250
                                                                          16.1300                            15.3750
12/92                                                                     16.0500                            15.3750
                                                                          16.9100                            16.3750
                                                                          17.3900                            16.5000
                                                                          18.0900                            17.2500
12/93                                                                     17.9100                            16.8750
                                                                          16.1100                            15.2500
                                                                          15.8400                            15.6250
                                                                          15.5700                            14.2500
12/94                                                                     14.8500                            13.7500
                                                                          16.0800                            15.3750
                                                                          16.1600                            15.3750
                                                                          16.3200                            15.2500
12/95                                                                     17.1300                            15.7500
                                                                          16.3800                            15.8750
                                                                          16.1400                            15.0625
                                                                          16.4400                            15.8750
12/96                                                                     16.6900                            15.3750
                                                                          16.3100                            15.0000
                                                                          16.8500                            15.8125
                                                                          17.2600                            16.3750
12/97                                                                     17.5300                            16.3750
                                                                          17.4600                            16.3750
                                                                          17.4600                            16.2500
                                                                          17.6700                            17.1875
12/98                                                                     17.4600                            17.3750
                                                                          17.3000                            16.6875
                                                                          16.5700                            15.5620
                                                                          16.0000                            14.5000
12/99                                                                     15.4200                            13.0000
                                                                          15.8200                            13.3125
                                                                          15.7700                            13.4375
                                                                          16.0200                            13.6875
10/00                                                                     16.2200                            13.5625

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE PORTFOLIO MANAGER OF THE VAN KAMPEN TRUST FOR INVESTMENT GRADE MUNICIPALS ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12 MONTHS ENDED OCTOBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1997 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   The key factor in the market's
behavior during the past fiscal year has been generally rising interest rates, especially at the short end of the maturity spectrum. This rate environment stemmed from the Federal Reserve Board's commitment to keeping inflation in check by ratcheting up short-term interest rates whenever the economy threatened to overheat and push the prices of goods and services higher. In fact, the Fed increased short-term rates four times during the reporting period, with the last hike occurring in May 2000.

    The strength of the economy, and the accompanying Federal Reserve activity, caused interest rates to rise across the board for the first half of the reporting period. In the spring of 2000, the bond market rallied as investors began to anticipate an end to the Fed's rate-tightening cycle. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had actually declined from the levels we had seen at the start of the reporting period.

    Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the fund's earnings. However, the relatively high long-term rates that prevailed for part of the reporting period allowed the trust to add new holdings at attractive yields, partially offsetting the decline in income that occurred as short-term rates climbed.

    After the steady increase in short-term interest rates over the past year, we have seen a more stable environment in recent months, as the Fed has reacted to slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged. The inflation rate, as measured by the consumer price index, peaked in March 2000 at 3.8 percent and has since dropped back below the 3 percent level.

    Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    Because demand has remained strong, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of available securities required us to be very selective in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that have been in the market for a while.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly during the reporting period. Its monthly dividend of $0.075 per share translates to a distribution rate of 6.64 percent based on the trust's closing market price on October 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 10.38 percent for an investor in the 36 percent federal income tax bracket.

    For the 12 months through October 31, 2000, the trust produced a total return of 6.41 percent based on market price. This reflects a decrease in market price from $13.6875 per share on October 31, 1999, to $13.5625 per share on October 31, 2000.

    Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. By comparison, the Lehman Brothers Municipal Bond Index posted a total return of
8.51 percent for the same period. This broad-based, unmanaged index, which reflects the general performance of municipal securities, does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower the performance of the index. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Much of the activity in the trust's
portfolio during the reporting period was guided by a strategic direction we adopted in February of 2000 and have gradually implemented since then. It was our goal to lengthen the duration of the portfolio (a measure of its sensitivity to changes in interest rates) so that it more closely mirrored the benchmark indicators we use to gauge the trust's performance. At the time, we felt the market had solid upside potential, and a longer duration would allow the trust to more fully participate in the gains of the market if it rallied over time.

    As we began implementing this strategy, we caught the market at a good time. Early in the year, the market presented us with attractive yields on long-duration securities, particularly those priced at deep discounts. We purchased some of these bonds and sold prerefunded securities and bonds with short calls--many of which were scheduled to be called or refunded within the next year or two. In effect, this strategy helped capture additional par value and the potential for capital appreciation, all while achieving the desired effect of extending the portfolio's duration. This strategy was a positive in terms of the trust's performance, especially during the market rally that occurred in the second and third quarters of 2000.

Q   HOW DID THIS STRATEGY AFFECT THE
    COMPOSITION OF THE PORTFOLIO?

A   A by-product of this market
activity--and the trust's positioning within the market--was an increase in the overall credit quality of the portfolio. The rallies were strongest at the high end of the quality spectrum, so these securities saw solid price gains while the valuations of nonrated and lower-rated securities, such as those rated BBB or lower, remained fairly flat or declined.

    Over the course of the reporting period, the portfolio composition came to reflect this trend, as the trust's allocation to AAA rated securities increased by 10.9 percent (up to 64.9 percent of long-term investments), while its BBB allocation declined by 8 percent (down to 15.8 percent of long-term investments). In general, our bias toward high-quality securities was a boost to portfolio performance.

    Portfolio allocations to health-care bonds and industrial revenue bonds were both reduced by roughly 6 percent. Much of this was due to our decision to increase the diversification of the trust, reducing positions that we considered to be too big for the portfolio. Also, the health-care sector has had its share of credit-quality concerns, so we selectively sold issues that we thought would not meet our expectations for long-term performance.

Q   YOU MENTIONED THAT THE TRUST'S
    DIVIDEND WAS REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend in June 2000 and September 2000. First, as a leveraged portfolio, the trust must pay interest on money borrowed at short-term rates, while investing these funds in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's overall structure and long-term income potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. While interest rates have been fairly steady of late, the Fed's next move will be based on whether inflation shows signs of heating up. We believe inflation appears to be under control at this time, but the Fed will be watching economic growth statistics, the labor market, and the prices of key commodities, such as crude oil, for signs of inflationary pressures.

    Clearly, the direction of interest rates will be determined by the Fed's reaction to inflationary signals, so we feel it would be imprudent to make a bet on the direction of interest rates in terms of how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing with a range of investment options, such as individual bonds, mutual funds, and managed accounts, for investor assets. Also, the stock market may continue to attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that offer the best relative value available at the time.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, funds with shorter durations perform better in rising-rate environments, while funds with longer durations perform better when rates decline.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower credit ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2000
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MUNICIPAL BONDS  97.0%
          ALABAMA  0.5%
$1,750    Courtland, AL Indl Dev Brd Solid Waste Disp
          Rev Champion Intl Corp Proj Ser A........... 6.500%   09/01/25   $  1,757,455
 2,000    Jefferson Cnty, AL Swr Rev Cap Impt Warrants
          Ser A (FGIC Insd)........................... 5.125    02/01/39      1,808,700
                                                                           ------------
                                                                              3,566,155
                                                                           ------------
          ARKANSAS  1.1%
 1,500    Arkansas St Dev Fin Auth Hosp Rev Washington
          Regl Med Cent............................... 7.375    02/01/29      1,502,730
 6,000    Blytheville, AR Solid Waste Recycling & Swr
          Treatment Rev Nucor Corp Proj............... 6.900    12/01/21      6,199,140
                                                                           ------------
                                                                              7,701,870
                                                                           ------------
          CALIFORNIA  4.4%
 2,895    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd).......................................   *      08/01/20        964,209
 2,000    ABC CA Uni Sch Dist Cap Apprec Ser B (FGIC
          Insd).......................................   *      08/01/23        558,700
 1,300    Anaheim, CA Pub Fin Auth Lease Rev Pub Impt
          Proj Ser C (FSA Insd)....................... 6.000    09/01/16      1,455,363
 3,660    California Edl Facs Auth Rev Cap Apprec
          Loyola Marymount (MBIA Insd)................   *      10/01/23        903,068
 5,000    Desert Hosp Dist CA Hosp Rev Com Partn
          (Prerefunded @ 07/23/02) (FSA Insd)......... 6.392    07/28/20      5,281,550
 4,500    East Bay, CA Muni Util Dist Wtr Sys Rev
          (MBIA Insd)................................. 4.750    06/01/28      3,997,350
 2,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg (MBIA Insd).................   *      01/15/17        806,300
10,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Cap Apprec Rfdg.............................   *      01/15/34      1,174,500
25,750    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Sr Lien Ser A...............................   *      01/01/23      7,464,410
 3,000    Los Angeles, CA Regl Arpts Impt Corp Lease
          Rev Rfdg Facs Sublease Intl Arpt............ 6.350    11/01/25      2,974,020

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          CALIFORNIA (CONTINUED)
$4,000    San Diego, CA Convention Cent Expansion Fin
          Auth Lease Rev Ser A (AMBAC Insd)........... 4.750%   04/01/28   $  3,554,360
 7,080    San Joaquin Hills, CA Tran Toll Cap Apprec
          Ser A Rfdg (MBIA Insd)......................   *      01/15/26      1,706,634
                                                                           ------------
                                                                             30,840,464
                                                                           ------------
          COLORADO  1.8%
 1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
          Rev E-470 Proj Ser B (Prerefunded @
          08/31/05)................................... 6.950    08/31/20      1,127,460
 2,000    Aurora, CO Ctfs Partn (AMBAC Insd).......... 5.500    12/01/30      1,969,540
   640    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B1...................................... 7.650    11/01/26        693,715
 1,590    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser B2...................................... 7.450    11/01/27      1,680,153
 1,805    Lakewood, CO Ctfs Partn (AMBAC Insd)........ 5.300    12/01/16      1,805,054
 1,685    Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc
          East)....................................... 7.000    12/01/00      1,687,899
 3,250    Meridian Metro Dist CO Peninsular & Oriental
          Steam Navig Co Rfdg (LOC: Meridian Assoc
          East)....................................... 7.500    12/01/11      3,361,150
 1,000    Metropolitan Football Stadium Cap Apprec Ser
          A (MBIA Insd)...............................   *      01/01/12        558,200
                                                                           ------------
                                                                             12,883,171
                                                                           ------------
          CONNECTICUT  0.3%
 1,830    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd).................. 6.600    07/01/24      1,917,456
                                                                           ------------

          DISTRICT OF COLUMBIA  0.2%
 1,600    District of Columbia Ser E (FSA Insd)....... 6.000    06/01/13      1,676,560
                                                                           ------------

          FLORIDA  4.6%
16,490    Dade Cnty, FL Spl Oblig Cap Apprec Ser B
          Rfdg (Prerefunded @ 10/01/08) (AMBAC Insd)..   *      10/01/26      3,744,549
 3,000    Escambia Cnty, FL Hlth Facs Auth Rev (AMBAC
          Insd)....................................... 5.950    07/01/20      3,124,320
 1,000    Florida St Brd Edl Lottery Rev Ser A (FGIC
          Insd)....................................... 6.000    07/01/14      1,081,390
 2,535    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          A Rfdg (FGIC Insd).......................... 4.500    06/01/23      2,152,621

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          FLORIDA (CONTINUED)
$2,500    Florida St Brd of Edl Cap Outlay Pub Edl Ser
          C (FGIC Insd)............................... 5.750%   06/01/29   $  2,550,500
 1,400    Florida St Dept Corrections Ctfs Partn
          Okeechobee Correctional (AMBAC Insd)........ 6.250    03/01/15      1,492,456
 1,000    Florida St Tpk Auth Tpk Rev Ser A (FSA
          Insd)....................................... 4.500    07/01/28        829,040
 2,000    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
          Insd)....................................... 4.500    10/01/27      1,661,320
 2,000    Gulf Breeze, FL Rev Loc Govt Ln E (FGIC
          Insd)....................................... 5.150    12/01/20      2,053,740
 4,600    Jacksonville, FL Cap Impt Rev Stadium Proj
          Rfdg (AMBAC Insd)........................... 4.750    10/01/25      4,058,258
 2,765    Miami-Dade Cnty, FL Professional Sports
          Franchise Fac Tax Rfdg (MBIA Insd).......... 4.750    10/01/30      2,410,112
 2,290    Miami-Dade Cnty, FL Spl Oblig Ser B (MBIA
          Insd)....................................... 5.000    10/01/37      2,075,816
 3,465    Reedy Creek Impt Dist FL Ser C (AMBAC
          Insd)....................................... 4.750    06/01/15      3,284,751
 1,000    Tallahassee, FL Lease Rev FL St Univ Proj
          Ser A (MBIA Insd)........................... 5.500    08/01/17      1,014,910
 1,325    Tampa Bay, FL Wtr Util Sys Rev Ser B (FGIC
          Insd)....................................... 4.750    10/01/27      1,156,858
                                                                           ------------
                                                                             32,690,641
                                                                           ------------
          GEORGIA  1.2%
 1,500    George L Smith ll GA Wrld Congress Cent Auth
          Rev Domed Stadium Proj Rfdg (MBIA Insd)..... 5.500    07/01/20      1,478,085
 5,900    Georgia Muni Elec Auth Pwr Rev Ser Y (MBIA
          Insd)....................................... 6.500    01/01/17      6,679,095
                                                                           ------------
                                                                              8,157,180
                                                                           ------------
          HAWAII  0.9%
 6,000    Hawaii St Arpt Sys Rev Ser 2 (MBIA Insd).... 6.750    07/01/21      6,188,224
                                                                           ------------

          ILLINOIS  8.5%
 1,395    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd).......................................   *      01/01/23        387,573
 2,000    Chicago, IL Brd Ed (FGIC Insd).............. 5.500    12/01/31      1,947,620
 6,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................   *      12/01/26      1,305,060
 2,000    Chicago, IL Brd of Ed Chicago Sch Reform
          (AMBAC Insd)................................ 5.750    12/01/20      2,034,540

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$4,865    Chicago, IL Cap Apprec (Prerefunded @
          07/01/05) (AMBAC Insd)......................   *      07/01/16   $  1,939,432
10,000    Chicago, IL Cap Apprec City Colleges (FGIC
          Insd).......................................   *      01/01/30      1,849,900
 2,500    Chicago, IL Lakefront Millennium Pkg Facs
          (MBIA Insd)................................. 5.125%   01/01/28      2,302,400
 7,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A Rfdg (MBIA Insd) (b)...... 6.375    01/01/12      7,469,980
 3,360    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
          United Airls Inc Proj Ser 84A............... 8.850    05/01/18      3,517,685
 2,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)............................ 5.750    01/01/25      2,017,440
 1,000    Chicago, IL Wastewtr Transmission Rev Second
          Lien (MBIA Insd)............................ 6.000    01/01/30      1,035,700
 2,870    Cook Cnty, IL Cap Impt Ser A (FGIC Insd).... 5.000    11/15/28      2,582,971
 3,500    Du Page Cnty, IL Fst Presv Dist.............   *      11/01/10      2,119,355
 4,270    East Peoria, IL Ser C Rfdg.................. 7.000    05/01/17      4,514,415
 1,250    Illinois Dev Fin Auth Rev Bradley Univ Proj
          (AMBAC Insd)................................ 5.375    08/01/24      1,207,613
 3,285    Illinois Dev Fin Auth Rev Presbyterian Home
          Lake Proj Ser B (FSA Insd).................. 6.300    09/01/22      3,424,448
 2,000    Illinois Edl Fac Auth Rev Lewis Univ........ 6.100    10/01/16      1,994,840
 1,900    Illinois Hlth Fac Auth Rev Evangelical Hosps
          Ser C (FSA Insd)............................ 6.750    04/15/17      2,000,985
   700    Illinois Hlth Fac Auth Rev Highland Park
          Hosp Proj Ser A (MBIA Insd)................. 5.750    10/01/17        710,444
 1,000    Illinois Hlth Fac Auth Rev Midwest Physician
          Grp Ltd Rfdg................................ 5.500    11/15/19        802,380
 2,000    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
          Rfdg........................................ 6.000    11/15/10      2,022,860
 2,400    Illinois Hlth Fac Auth Rev Sarah Bush
          Lincoln Hlth Cent (Prerefunded @ 05/15/02)
          (b)......................................... 7.250    05/15/22      2,544,240
 2,275    Illinois Hlth Fac Auth Rev South Suburban
          Hosp (Escrowed To Maturity)................. 7.000    02/15/18      2,631,219
 1,000    Illinois St (FGIC Insd)..................... 5.250    12/01/20        968,010
   250    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expansion Proj Ser A
          Rfdg (FGIC Insd)............................ 5.375    12/15/18        246,850
 8,845    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expansion Ser A
          (FGIC Insd).................................   *      06/15/16      3,755,056

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,105    Saint Clair Cnty, IL Pub Bldg Comm Bldg Rev
          Cap Apprec Ser B (FGIC Insd)................   *      12/01/15   $    488,178
 1,000    Southern IL Univ Rev Cap Apprec Hsg & Aux
          (MBIA Insd).................................   *      04/01/29        193,200
 1,400    Southern IL Univ Rev Hsg & Aux Fac Ser A
          Rfdg........................................ 6.750%   04/01/12      1,458,996
                                                                           ------------
                                                                             59,473,390
                                                                           ------------
          INDIANA  0.9%
 4,500    Indianapolis, IN Arpt Auth Rev Spl Fac
          Federal Express Corp Proj................... 7.100    01/15/17      4,738,635
 1,000    Marion Cnty, IN Convention & Rec Fac Auth
          Excise Tax Rev (MBIA Insd)..................   *      06/01/14        482,550
 1,200    North Adams, IN Cmnty Schs Renovation Bldg
          Corp Cap Apprec- First Mtg (FSA Insd).......   *      07/15/15        538,020
 1,280    North Adams, IN Cmnty Schs Renovation Bldg
          Corp Cap Apprec- First Mtg (FSA Insd).......   *      01/15/19        456,026
                                                                           ------------
                                                                              6,215,231
                                                                           ------------
          IOWA  0.9%
 1,685    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)....................................... 5.750    06/01/15      1,750,951
 1,785    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd)....................................... 5.750    06/01/16      1,845,333
 2,375    Iowa Student Ln Liquidity Corp Student Ln
          Rev Subser I................................ 6.950    03/01/06      2,473,420
                                                                           ------------
                                                                              6,069,704
                                                                           ------------
          KANSAS  0.3%
 1,975    Sedgwick Cnty, KS Uni Sch Dist No 259
          Wichita (MBIA Insd)......................... 6.000    09/01/09      2,160,966
                                                                           ------------

          KENTUCKY  3.7%
10,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A...................... 7.500    02/01/20     10,351,400
11,000    Kenton Cnty, KY Arpt Brd Arpt Rev Spl Fac
          Delta Airls Proj Ser A...................... 7.125    02/01/21     11,313,390
 1,000    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd)....................................... 6.200    03/01/08      1,075,690
 1,500    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd)....................................... 6.250    03/01/09      1,624,785
 1,315    Kentucky Hsg Corp Hsg Rev Ser B............. 6.250    07/01/28      1,348,230
                                                                           ------------
                                                                             25,713,495
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          LOUISIANA  0.4%
$3,000    New Orleans, LA Rfdg (FGIC Insd)............ 4.750%   12/01/26   $  2,587,290
                                                                           ------------

          MAINE  2.1%
 2,650    Maine Muni Bank Ser A Rfdg (MBIA Insd)...... 5.800    11/01/20      2,683,284
 5,250    Maine St Hsg Auth Mtg Purch Ser D6.......... 7.250    11/15/19      5,369,805
 6,755    Maine St Hsg Auth Mtg Purch Ser D6.......... 7.250    11/15/22      6,899,827
                                                                           ------------
                                                                             14,952,916
                                                                           ------------
          MASSACHUSETTS  1.1%
 2,625    Massachusetts Muni Wholesale Elec Co Pwr
          Supply Sys Rev Ser A (AMBAC Insd)........... 5.000    07/01/14      2,577,671
 2,410    Massachusetts St Hsg Fin Agy Residential Dev
          Ser C (FNMA Collateralized)................. 6.875    11/15/11      2,529,175
 1,000    Massachusetts St Indl Fin Agy Rev Wentworth
          Institute Tech.............................. 5.650    10/01/18        959,190
 2,000    Route 3 North Trans Impt Assocmass Lease Rev
          (MBIA Insd)................................. 5.375    06/15/33      1,928,420
                                                                           ------------
                                                                              7,994,456
                                                                           ------------
          MICHIGAN  3.7%
 3,000    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Dev Area No 1 Projs Ser A Rfdg (MBIA
          Insd)....................................... 4.750    07/01/25      2,626,560
 3,015    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/17      1,149,529
 3,050    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/18      1,086,257
 3,050    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/19      1,015,345
 3,050    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/22        836,645
 3,050    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/23        786,412
 3,050    Detroit, MI Downtown Dev Auth Tax Increment
          Rev Ser C1..................................   *      07/01/24        739,076
 7,355    Detroit, MI Econ Dev Corp Res Recovery Rev
          Ser A (FSA Insd)............................ 6.875    05/01/09      7,571,311
 3,500    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd).................................   *      06/01/15      1,597,785
 2,765    Grand Rapids, MI Downtown Dev Cap Apprec
          (MBIA Insd).................................   *      06/01/16      1,185,328
 1,400    Hillsdale, MI Hosp Fin Auth Hosp Rev
          Hillsdale Cmnty Hlth Cent................... 5.250    05/15/26      1,024,072

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          MICHIGAN (CONTINUED)
$2,850    Michigan St Hosp Fin Auth Rev Ascension Hlth
          Credit Ser A (MBIA Insd).................... 5.750%   11/15/18   $  2,857,467
 1,400    Portage Lake, MI Wtr & Swr Auth Ser 3
          (Prerefunded @ 10/01/02).................... 7.750    10/01/20      1,511,398
 2,000    Wayne Charter Cnty, MI Arpt Rev Detroit Met
          Wayne Cnty Ser A (MBIA Insd)................ 5.000    12/01/22      1,808,760
                                                                           ------------
                                                                             25,795,945
                                                                           ------------
          MINNESOTA  1.1%
 5,000    Minneapolis & St Paul, MN Metro Arpts Comm
          Arpt Rev Ser A (FGIC Insd).................. 5.125    01/01/31      4,672,850
 2,800    Minnesota Agricultural & Econ Dev Brd Rev
          Hlthcare Sys Fairview Hosp Ser A (MBIA
          Insd)....................................... 5.750    11/15/26      2,810,696
                                                                           ------------
                                                                              7,483,546
                                                                           ------------
          MISSISSIPPI  1.0%
 3,000    Medical Cent Edl Bldg Corp MS Rev Univ MS
          Med Cent Proj (Prerefunded @ 12/01/04) (MBIA
          Insd)....................................... 5.900    12/01/23      3,199,740
 4,250    Mississippi Bus Fin Corp MS Pollutn Ctl Rev
          Sys Energy Res Inc Proj..................... 5.875    04/01/22      3,912,762
                                                                           ------------
                                                                              7,112,502
                                                                           ------------
          MISSOURI  0.4%
 1,625    Jefferson Cnty, MO Reorg Sch Dist No R-6
          (FGIC Insd)................................. 5.625    03/01/20      1,644,858
 1,000    St. Louis, MO Arpt Rev...................... 6.250    01/01/03      1,014,320
                                                                           ------------
                                                                              2,659,178
                                                                           ------------
          NEBRASKA  0.2%
 1,190    Dodge Cnty, NE Sch Dist No 001 Fremont (FSA
          Insd)....................................... 5.750    12/15/13      1,256,759
                                                                           ------------

          NEVADA  0.7%
 3,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser C Rfdg (AMBAC Insd)..................... 7.200    10/01/22      3,179,010
 1,750    Director St, NV Dept Bus & Ind (AMBAC
          Insd)....................................... 5.375    01/01/40      1,654,590
                                                                           ------------
                                                                              4,833,600
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW HAMPSHIRE  0.5%
$ 1,000   New Hampshire Hlth & Ed Facs Auth Rev
          Derryfield Sch.............................. 7.000%   07/01/30   $  1,011,390
  1,000   New Hampshire St Bus Fin Auth Wtr Fac Rev
          Pennichuck Wtrwks Inc (AMBAC Insd).......... 6.300    05/01/22      1,046,080
  1,500   New Hampshire St Indl Dev Auth Rev Pollutn
          Ctl Pub Svcs Co of NH Proj Ser C............ 7.650    05/01/21      1,534,290
                                                                           ------------
                                                                              3,591,760
                                                                           ------------
          NEW JERSEY  6.6%
  2,000   New Jersey Econ Dev Auth Rev Tran Proj
          Sublease Ser A (FSA Insd)................... 5.250    05/01/17      1,988,000
  3,000   New Jersey Econ Dev Auth Rev Insd Edl
          Testing Svc Ser A Rfdg (MBIA Insd).......... 4.750    05/15/25      2,661,990
 25,000   New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)........................ 5.900    03/15/21     26,649,750
  2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl
          Hosp Cent at Passaic (FSA Insd)............. 6.000    07/01/06      2,140,700
 10,000   New Jersey St Hsg & Mtg Fin Agy Rev Hsg Ser
          A Rfdg...................................... 6.950    05/01/15     10,396,300
  2,385   New Jersey St Tran Corp Ctfs Fed Tran Admin
          Grants Ser A (AMBAC Insd)................... 5.750    09/15/11      2,542,553
                                                                           ------------
                                                                             46,379,293
                                                                           ------------
          NEW YORK  22.7%
  5,000   Long Island Pwr Auth NY Elec Sys Rev Cap
          Apprec (FSA Insd)...........................   *      06/01/15      2,297,150
  2,500   Long Island Pwr Auth NY Elec Sys Rev Gen Ser
          A (MBIA Insd)............................... 5.500    12/01/29      2,437,925
  3,000   Metropolitan Tran Auth NY Commuter Fac Rev
          Ser A (MBIA Insd)........................... 5.625    07/01/27      3,000,750
 12,155   Metropolitan Tran Auth NY Svc Contract
          Commuter Fac Ser 5.......................... 6.500    07/01/16     12,515,639
  2,000   Metropolitan Tran Auth NY Trans Fac Rev Svcs
          Contract Ser R Rfdg......................... 5.500    07/01/17      1,983,680
  2,000   Nassau Cnty, NY Interim Fin Auth Sales Tax
          Secured Ser A............................... 5.750    11/15/13      2,100,300
  5,000   New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser A (FGIC Insd)................... 4.750    06/15/31      4,309,000
  4,000   New York City Muni Wtr Fin Auth Wtr & Swr
          Sys Rev Ser B (FGIC Insd)................... 5.250    06/15/29      3,782,120
  3,410   New York City Ser A......................... 6.500    08/01/14      3,553,459
  1,590   New York City Ser A (Prerefunded @
          08/01/02)................................... 6.500    08/01/14      1,671,329

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$ 2,500   New York City Ser A Rfdg.................... 7.000%   08/01/05   $  2,748,125
  3,000   New York City Ser A Rfdg.................... 7.000    08/01/06      3,343,050
  2,355   New York City Ser C......................... 6.500    08/01/04      2,456,548
  8,500   New York City Ser C Subser C1 (Prerefunded @
          08/01/02)................................... 7.500    08/01/19      9,075,110
  1,850   New York City Ser G......................... 5.875    10/15/14      1,922,372
  5,000   New York City Ser I......................... 6.000    04/15/12      5,279,450
  4,110   New York City Ser I (MBIA Insd)............. 5.000    04/15/24      3,787,570
  3,275   New York City Tran Auth Met Ser A (AMBAC
          Insd)....................................... 5.250    01/01/29      3,111,021
 10,000   New York City Tran Auth Tran Fac Livingston
          Plaza Proj Rfdg (FSA Insd).................. 5.400    01/01/18     10,082,900
  1,000   New York City Tran Fin Auth Rev Future Tax
          Secured Ser C (FGIC Insd)................... 5.000    05/01/26        917,160
  3,000   New York City Tran Fin Auth Rev Future Tax
          Secured Ser C............................... 5.000    05/01/29      2,735,250
  2,000   New York St Ser A........................... 5.000    03/15/14      1,962,620
  2,500   New York St Dorm Auth Lease Rev Muni Hlth
          Fac Impt Pgm Ser A (FSA Insd)............... 5.500    05/15/25      2,465,150
  1,250   New York St Dorm Auth Lease Rev St Univ Dorm
          Fac Ser C (MBIA Insd)....................... 5.500    07/01/29      1,231,275
 13,500   New York St Dorm Auth Rev City Univ Sys Ser
          C........................................... 7.500    07/01/10     15,469,380
  1,000   New York St Dorm Auth Rev Court Fac Lease
          Ser A....................................... 5.625    05/15/13      1,005,930
  2,000   New York St Dorm Auth Rev Court Fac Lease
          Ser A....................................... 5.375    05/15/16      1,932,520
  2,000   New York St Dorm Auth Rev Hosp NY &
          Presbyterian (AMBAC Insd)................... 4.750    08/01/27      1,735,460
  4,500   New York St Dorm Auth Rev St Univ Edl Fac
          Ser A (MBIA Insd)........................... 4.750    05/15/25      3,936,060
  3,000   New York St Dorm Auth Rev St Univ Edl Facs
          (FGIC Insd)................................. 5.750    05/15/24      3,046,710
  2,000   New York St Dorm Auth Rev St Univ Edl Facs
          (MBIA Insd)................................. 6.000    05/15/16      2,136,780
  2,000   New York St Dorm Auth Revs New York Univ Ser
          A (AMBAC Insd) (a).......................... 5.250    07/01/06      2,057,220
  5,725   New York St Environmental Fac Corp Spl Oblig
          Riverbank State Park (Prerefunded @
          04/01/02)................................... 7.375    04/01/22      6,074,797

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          NEW YORK (CONTINUED)
$ 5,000   New York St Hsg Fin Agy Svcs Contract Oblig
          Rev Ser A (Prerefunded @ 03/15/02).......... 7.375%   09/15/21   $  5,297,050
  2,000   New York St Loc Govt Assistance Corp Ser B
          Rfdg (MBIA Insd)............................ 5.000    04/01/21      1,863,060
  2,840   New York St Loc Govt Assistance Corp Ser E
          Rfdg........................................ 6.000    04/01/14      3,104,858
  3,000   New York St Med Care Fac Fin Agy Rev NY Hosp
          Mtg Ser A (Prerefunded @ 02/15/05) (AMBAC
          Insd)....................................... 6.750    08/15/14      3,317,370
  5,875   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)........ 5.375    11/01/20      5,720,605
  2,500   New York St Mtg Agy Rev Homeowner Mtg Ser 54
          Rfdg........................................ 6.200    10/01/26      2,560,950
  1,500   New York St Mtg Agy Rev Homeowner Mtg Ser
          73-A........................................ 5.300    10/01/28      1,390,200
  2,500   New York St Mtg Agy Rev Hosp NY &
          Presbyterian................................ 5.300    04/01/29      2,315,700
  1,500   New York St Urban Dev Corp Rev Proj Cent for
          Indl Innovation Rfdg........................ 5.500    01/01/13      1,548,975
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/22      3,045,390
  3,000   Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............ 5.750    12/01/25      3,031,950
                                                                           ------------
                                                                            159,359,918
                                                                           ------------
          NORTH CAROLINA  3.3%
  1,000   New Hanover Cnty, NC Hosp Rev New Hanover
          Regl Med Cent Proj (AMBAC Insd)............. 4.750    10/01/23        876,590
  1,000   North Carolina Eastern Muni Pwr Agy Pwr Sys
          Rev Ser D................................... 6.750    01/01/26      1,037,090
 15,000   North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev (MBIA Insd)........................ 6.000    01/01/12     16,210,350
  5,150   North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (FSA Insd).................... 6.200    01/01/18      5,314,027
                                                                           ------------
                                                                             23,438,057
                                                                           ------------
          NORTH DAKOTA  0.3%
  2,400   North Dakota St Hsg Fin Agy Rev Hsg Fin Pgm
          Ser B (MBIA Insd)........................... 5.500    07/01/29      2,277,312
                                                                           ------------

          OHIO  0.7%
  1,000   Cuyahoga Cnty, OH Hosp Facs Rev Canton Inc.
          Proj Canton Inc Proj........................ 7.500    01/01/30      1,037,260

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          OHIO (CONTINUED)
$ 1,000   Delaware Cnty, OH Cap Facs.................. 6.000%   12/01/25   $  1,048,220
  1,000   Hamilton Cnty, OH Sales Tax Hamilton Cnty
          Football Proj Ser A (MBIA Insd)............. 4.750    12/01/27        865,710
  1,250   Montgomery Cnty, OH Hosp Rev Grandview Hosp
          & Med Cent Rfdg (Escrowed to maturity)...... 5.250    12/01/03      1,275,037
  1,000   Ohio St Air Quality Dev Auth Rev JMG Fdg Ltd
          Partn Proj Rfdg (AMBAC Insd)................ 6.375    04/01/29      1,035,720
                                                                           ------------
                                                                              5,261,947
                                                                           ------------
          OKLAHOMA  4.2%
  1,500   Jenks, OK Aquarium Auth Rev First Mtg (MBIA
          Insd)....................................... 6.100    07/01/30      1,573,800
 17,475   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc......................................... 7.375    12/01/20     17,836,732
  7,500   Tulsa, OK Muni Arpt Tran Rev American Airls
          Inc......................................... 7.600    12/01/30      7,702,500
  2,250   Tulsa, OK Pub Facs Auth Cap Impt Rev........ 6.250    11/01/22      2,276,978
                                                                           ------------
                                                                             29,390,010
                                                                           ------------
          OREGON  0.7%
  2,910   Oregon St Vets Welfare Ser 76A.............. 6.050    10/01/28      2,973,264
  1,985   Portland, OR Urban Renewal & Redev Downtown
          Waterfront Ser A (AMBAC Insd)............... 5.750    06/15/16      2,075,595
                                                                           ------------
                                                                              5,048,859
                                                                           ------------
          PENNSYLVANIA  7.6%
  2,500   Allegheny Cnty, PA Arpt Rev Gtr Pittsburgh
          Intl Arpt Ser B (FSA Insd).................. 6.625    01/01/22      2,582,500
  2,000   Allegheny Cnty, PA Ctfs Partn (AMBAC
          Insd)....................................... 5.000    12/01/28      1,811,960
  1,250   Allegheny Cnty, PA San Auth Swr Rev (MBIA
          Insd)....................................... 5.750    12/01/16      1,309,300
  1,000   Carbon Cnty, PA Indl Dev Auth Rfdg Panther
          Creek Partners Proj (LOC: Paribas & Union Bk
          of CA Intl)................................. 6.650    05/01/10      1,017,950
  4,780   Erie, PA Sch Dist Cap Apprec Rfdg (FSA
          Insd).......................................   *      09/01/19      1,672,618
  4,000   Falls Twp, PA Hosp Auth Hosp Rev Delaware
          Vly Med Rfdg (FHA Gtd)...................... 7.000    08/01/22      4,201,640
  1,710   Harrisburg, PA Cap Apprec Ser D (AMBAC
          Insd).......................................   *      03/15/19        613,274
  1,905   Harrisburg, PA Cap Apprec Ser D Rfdg (AMBAC
          Insd).......................................   *      09/15/16        804,424

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          PENNSYLVANIA (CONTINUED)
$1,735    Harrisburg, PA Cap Apprec Ser F (AMBAC
          Insd).......................................   *      09/15/15   $    780,282
 1,385    Harrisburg, PA Cap Apprec Ser F (AMBAC
          Insd).......................................   *      09/15/19        483,046
 1,500    Penn Cambria Sch Dist PA Cap Apprec (FGIC
          Insd).......................................   *      08/15/20        493,830
    60    Penn Hills, PA (FGIC Insd).................. 5.900%   12/01/17         62,204
 1,000    Pennsylvania St Higher Edl Fac Auth College
          & Univ Rev Bryn Mawr College (MBIA Insd).... 5.625    12/01/27      1,002,040
 4,750    Pennsylvania St Tpk Comm Oil Franchise Tax
          Rev Subser B (AMBAC Insd)................... 4.750    12/01/27      4,140,337
 5,500    Philadelphia, PA (FSA Insd)................. 5.000    03/15/28      4,971,340
 2,000    Philadelphia, PA Gas Wks Rev Second Ser (FSA
          Insd)....................................... 5.000    07/01/29      1,807,180
 6,000    Philadelphia, PA Gas Wks Rev Ser 14 Rfdg
          (FSA Insd).................................. 6.250    07/01/08      6,331,440
 1,500    Philadelphia, PA Indl Dev Arpt Auth Rev
          (FGIC Insd)................................. 5.000    07/01/23      1,349,250
10,000    Pittsburgh & Allegheny Cnty, PA Pub Aud Auth
          Excise Tax Rev (AMBAC Insd)................. 4.500    02/01/29      8,335,200
 4,000    Pittsburgh & Allegheny Cnty, PA Pub
          Auditorium Auth Regl Asset Dist Sales Tax
          Rev (AMBAC Insd)............................ 5.000    02/01/29      3,643,200
 1,500    Pittsburgh, PA Ser A (FGIC Insd)............ 5.750    09/01/23      1,524,255
 1,005    Southeast Delco Sch Dist PA Cap Apprec (MBIA
          Insd).......................................   *      02/01/17        410,402
 1,700    Southeastern PA Tran Auth PA Spl Rev Ser A
          (FGIC Insd)................................. 4.750    03/01/24      1,483,964
 1,925    Southeastern PA Tran Auth PA Spl Rev Ser A
          (FGIC Insd)................................. 4.750    03/01/29      1,657,964
 1,500    Spring Ford Area Sch Dist PA (FGIC Insd).... 4.750    03/01/25      1,310,895
                                                                           ------------
                                                                             53,800,495
                                                                           ------------
          RHODE ISLAND  0.3%
 2,000    Rhode Island St Hlth & Edl Bldg Corp Rev
          Higher Ed Fac Johnson & Wales (MBIA Insd)... 5.000    04/01/29      1,800,140
                                                                           ------------

          SOUTH CAROLINA  0.9%
 2,375    Berkeley Cnty, SC Sch Dist Ctfs Partn
          Berkeley Sch Facs Grp Inc (MBIA Insd)....... 5.250    02/01/16      2,361,249
 2,700    Charleston Cnty, SC Solid Waste (MBIA
          Insd)....................................... 6.000    01/01/14      2,826,252

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          SOUTH CAROLINA (CONTINUED)
$1,500    Lancaster Cnty, SC Sch Dist (FSA Insd)...... 4.750%   03/01/19   $  1,373,430
                                                                           ------------
                                                                              6,560,931
                                                                           ------------
          SOUTH DAKOTA  0.5%
 1,375    Deadwood, SD Ctfs Partn (ACA Insd).......... 6.375    11/01/20      1,403,284
 1,000    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........ 5.400    08/01/13      1,011,580
 1,000    South Dakota St Hlth & Edl Facs Auth Rev
          Childrens Care Hosp Rfdg.................... 6.125    11/01/29        977,470
                                                                           ------------
                                                                              3,392,334
                                                                           ------------
          TENNESSEE  0.8%
 1,500    Johnson City, TN Hlth & Edl Facs Brd Hosp
          Rev First Mtg Ser A Rfdg.................... 7.500    07/01/25      1,456,395
 2,180    Tennessee Hsg Dev Agy Homeowner Pgm......... 5.350    07/01/23      2,048,590
 2,500    Tennessee Hsg Dev Agy Homeowner Pgm......... 5.300    01/01/24      2,325,350
                                                                           ------------
                                                                              5,830,335
                                                                           ------------
          TEXAS  4.1%
 4,790    Alliance Arpt Auth Inc TX Spl Fac Rev
          American Airls Inc Proj..................... 7.500    12/01/29      4,890,590
 2,685    Beaumont, TX Wtrwks & Swr Sys (FGIC Insd)... 6.250    09/01/15      2,913,655
 2,000    Brazos River Auth TX Rev Houston Lighting &
          Pwr Co Proj Rfdg (AMBAC Insd)............... 5.050    11/01/18      1,823,160
 1,275    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd).... 5.750    02/15/13      1,338,010
 3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
          B Rfdg (AMBAC Insd)......................... 5.875    02/15/29      3,031,350
 4,000    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (FGIC Insd)................................. 5.750    11/01/30      3,957,680
 1,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
          Insd) (a)................................... 5.625    07/01/30        973,200
 2,000    Houston, TX Arpt Sys Rev Sub Lien Ser B
          (FGIC Insd)................................. 5.000    07/01/25      1,775,740
 2,495    Plano, TX Hlth Fac Dev Corp TX Hlth Res Sys
          Ser C (MBIA Insd)........................... 5.000    02/15/22      2,196,249
 4,000    Round Rock, TX Indpt Sch Dist (PSF Gtd)..... 4.500    08/01/19      3,495,040
 2,750    Texas St Vets Hsg Assistance Pgm Ser B...... 6.100    06/01/31      2,814,652
                                                                           ------------
                                                                             29,209,326
                                                                           ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          UTAH  0.4%
$2,500    Murray City, UT Hosp Rev Inc Hlth Svc Inc
          Rfdg (MBIA Insd)............................ 4.750%   05/15/20   $  2,194,650
   585    Utah St Hsg Fin Agy Single Family Mtg
          Mezzanine Issue H1 (AMBAC Insd)............. 6.000    07/01/12        610,875
                                                                           ------------
                                                                              2,805,525
                                                                           ------------
          VIRGINIA  0.3%
 1,320    Fairfax Cnty, VA Ctfs Partn................. 5.300    04/15/23      1,242,450
 1,000    Henrico Cnty, VA Indl Dev Auth Pub Fac Lease
          Rev Henrico Cnty Regl Jail Proj............. 7.125    08/01/21      1,124,720
                                                                           ------------
                                                                              2,367,170
                                                                           ------------
          WASHINGTON  0.6%
 1,000    Port Seattle, WA Rev Ser B (MBIA Insd)...... 5.625    02/01/24        980,840
 1,435    Radford Ct Pptys Wash Student Hsg Rev (MBIA
          Insd)....................................... 6.000    06/01/15      1,528,060
 1,585    Radford Ct Pptys Wash Student Hsg Rev (MBIA
          Insd)....................................... 6.000    06/01/16      1,678,515
                                                                           ------------
                                                                              4,187,415
                                                                           ------------
          WEST VIRGINIA  0.6%
 3,000    Marshall Cnty, WV Pollutn Ctl Rev OH Pwr Co
          Proj Ser C Rfdg (MBIA Insd)................. 6.850    06/01/22      3,149,310
 1,215    West Virginia St Hsg Dev Fd Hsg Fin Ser B
          (FHA Gtd)................................... 7.200    11/01/20      1,244,670
                                                                           ------------
                                                                              4,393,980
                                                                           ------------
          WISCONSIN  0.8%
 2,000    Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)................... 5.500    12/15/20      2,018,100
 2,000    Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)...................   *      12/15/18        726,080
 1,750    Southeast WI Professional Baseball Park Dist
          Sales Tax Rev (MBIA Insd)...................   *      12/15/19        596,330
 1,500    Wisconsin St Hlth & Edl Facs Auth Rev
          Franciscan Sisters Christian Ser A.......... 5.500    02/15/18      1,275,300
 1,000    Wisconsin St Hlth & Edl Facs Auth Rev
          Kenosha Hosp & Med Cent Proj................ 5.625    05/15/29        871,370
                                                                           ------------
                                                                              5,487,180
                                                                           ------------
          WYOMING  0.4%
 1,175    Wyoming Cmnty Dev Auth Hsg Rev Ser 2........ 6.350    06/01/29      1,201,414
 1,450    Wyoming Cmnty Dev Auth Hsg Rev Ser 4........ 6.550    06/01/28      1,478,478
                                                                           ------------
                                                                              2,679,892
                                                                           ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2000

PAR
AMOUNT                                                                        MARKET
(000)                     DESCRIPTION                  COUPON   MATURITY      VALUE
          GUAM  0.4%
$3,000    Guam Pwr Auth Rev Ser A (AMBAC Insd)........ 5.250%   10/01/34   $  2,894,520
                                                                           ------------

          PUERTO RICO  0.3%
 1,110    Puerto Rico Comwlth Aqueduct & Swr Auth Rev
          Rfdg........................................ 5.000    07/01/15      1,094,615
 1,110    Puerto Rico Comwlth Ser A Rfdg.............. 6.000    07/01/14      1,143,589
                                                                           ------------
                                                                              2,238,204
                                                                           ------------
TOTAL INVESTMENTS  97.0%
  (Cost $644,124,750)...................................................    682,325,302

OTHER ASSETS IN EXCESS OF LIABILITIES 3.0%..............................     20,797,866
                                                                           ------------

NET ASSETS 100.0%.......................................................   $703,123,168
                                                                           ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
LOC--Letter of Credit
MBIA--Municipal Bond Investors Assurance Corp.
PSF--Public School Funding

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2000

ASSETS:
Total Investments (Cost $644,124,750).......................  $682,325,302
Receivables:
  Investments Sold..........................................    14,223,050
  Interest..................................................    12,379,351
Other.......................................................        15,938
                                                              ------------
    Total Assets............................................   708,943,641
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     4,276,151
  Income Distributions--Preferred Shares....................       469,712
  Investment Advisory Fee...................................       385,014
  Custodian Bank............................................       219,247
  Administrative Fee........................................       118,466
  Affiliates................................................        14,080
Accrued Expenses............................................       192,538
Trustees' Deferred Compensation and Retirement Plans........       145,265
                                                              ------------
    Total Liabilities.......................................     5,820,473
                                                              ------------
NET ASSETS..................................................  $703,123,168
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 10,600 issued with liquidation preference of
  $25,000 per share)........................................  $265,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 27,013,149 shares issued and
  outstanding)..............................................       270,131
Paid in Surplus.............................................   399,318,038
Net Unrealized Appreciation.................................    38,200,552
Accumulated Undistributed Net Investment Income.............       690,514
Accumulated Net Realized Loss...............................      (356,067)
                                                              ------------
    Net Assets Applicable to Common Shares..................   438,123,168
                                                              ------------
NET ASSETS..................................................  $703,123,168
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($438,123,168 divided by
  27,013,149 shares outstanding)............................  $      16.22
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2000

INVESTMENT INCOME:
Interest....................................................  $42,691,359
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    4,479,573
Administrative Fee..........................................    1,378,331
Preferred Share Maintenance.................................      705,796
Trustees' Fees and Related Expenses.........................       42,506
Custody.....................................................       40,576
Legal.......................................................       31,218
Other.......................................................      418,211
                                                              -----------
    Total Expenses..........................................    7,096,211
    Less Credits Earned on Cash Balances....................          300
                                                              -----------
    Net Expenses............................................    7,095,911
                                                              -----------
NET INVESTMENT INCOME.......................................  $35,595,448
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   766,296
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   21,564,542
  End of the Period.........................................   38,200,552
                                                              -----------
Net Unrealized Appreciation During the Period...............   16,636,010
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $17,402,306
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $52,997,754
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Years Ended October 31, 2000 and 1999

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2000    OCTOBER 31, 1999
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income..............................    $ 35,595,448        $ 36,020,809
Net Realized Gain/Loss.............................         766,296          (1,055,012)
Net Unrealized Appreciation/Depreciation During the
  Period...........................................      16,636,010         (51,491,576)
                                                       ------------        ------------
Change in Net Assets from Operations...............      52,997,754         (16,525,779)
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares....................................     (26,174,311)        (26,742,982)
  Preferred Shares.................................     (10,870,417)         (8,565,678)
                                                       ------------        ------------
                                                        (37,044,728)        (35,308,660)
                                                       ------------        ------------

Distributions from Net Realized Gain on
  Investments:
  Common Shares....................................             -0-          (1,979,233)
  Preferred Shares.................................             -0-            (656,581)
                                                       ------------        ------------
                                                                -0-          (2,635,814)
                                                       ------------        ------------
Total Distributions................................     (37,044,728)        (37,944,474)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.......................................      15,953,026         (54,470,253)
NET ASSETS:
Beginning of the Period............................     687,170,142         741,640,395
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $690,514
  and $2,139,794, respectively)....................    $703,123,168        $687,170,142
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                  ---------------------------------------
                                                    2000       1999      1998      1997
                                                  ---------------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A)...   $  15.63   $  17.64   $ 17.29   $ 16.58
                                                  --------   --------   -------   -------
  Net Investment Income........................       1.32       1.33      1.35      1.37
  Net Realized and Unrealized Gain/Loss........        .64      (1.94)      .42       .74
                                                  --------   --------   -------   -------
Total from Investment Operations...............       1.96       (.61)     1.77      2.11
                                                  --------   --------   -------   -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders................        .97        .99      1.00      1.05
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders...........        .40        .32       .34       .35
  Distributions from Net Realized Gain:
    Paid to Common Shareholders................        -0-        .07       .06       -0-
    Common Share Equivalent of Distributions
      Paid to Preferred Shareholders...........        -0-        .02       .02       -0-
                                                  --------   --------   -------   -------
Total Distributions............................       1.37       1.40      1.42      1.40
                                                  --------   --------   -------   -------
NET ASSET VALUE, END OF THE PERIOD.............   $  16.22   $  15.63   $ 17.64   $ 17.29
                                                  ========   ========   =======   =======

Market Price Per Share at End of the Period....   $13.5625   $13.6875   $17.000   $16.125
Total Investment Return at Market Price (b)....      6.41%    -13.97%    12.40%     8.92%
Total Return at Net Asset Value (c)............     10.36%     -5.66%     8.39%    10.94%
Net Assets at End of the Period (In
  millions)....................................   $  703.1   $  687.2   $ 741.6   $ 732.0
Ratio of Expenses to Average Net Assets
  Applicable to Common Shares**................      1.68%      1.61%     1.58%     1.60%
Ratio of Net Investment Income to Average Net
  Assets Applicable to Common Shares (d).......      5.86%      6.00%     5.80%     6.06%
Portfolio Turnover.............................        31%        33%       29%       40%
 * Non-annualized
** Ratio of Expenses to Average Net Assets
   Including Preferred Shares..................      1.03%      1.02%     1.01%     1.01%

(a) Net Asset Value at January 24, 1992, is adjusted for common and preferred share offering costs of $.208 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(c) Total Return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                              JANUARY 24, 1992
                                              (COMMENCEMENT OF
YEAR ENDED OCTOBER 31                            INVESTMENT
------------------------------------------     OPERATIONS) TO
      1996      1995      1994      1993      OCTOBER 31, 1992
---------------------------------------------------------------
     $ 16.58   $ 15.03   $ 17.95   $ 15.56        $ 14.79
     -------   -------   -------   -------        -------
        1.38      1.42      1.43      1.45           1.01
         .11      1.65     (2.84)     2.42            .55
     -------   -------   -------   -------        -------
        1.49      3.07     (1.41)     3.87           1.56
     -------   -------   -------   -------        -------
        1.14      1.14      1.14      1.08            .59
         .35       .38       .30       .29            .20
         -0-       -0-       .06       .08            -0-
         -0-       -0-       .01       .03            -0-
     -------   -------   -------   -------        -------
        1.49      1.52      1.51      1.48            .79
     -------   -------   -------   -------        -------
     $ 16.58   $ 16.58   $ 15.03   $ 17.95        $ 15.56
     =======   =======   =======   =======        =======

     $15.813   $15.750   $14.000   $17.375        $14.875
       7.84%    21.15%   -13.12%    25.40%          3.08%*
       7.12%    18.51%    -9.99%    23.53%          7.68%*
     $ 712.8   $ 712.9   $ 671.1   $ 750.0        $ 685.2
       1.62%     1.68%     1.63%     1.59%          1.54%
       6.24%     6.55%     6.79%     6.87%          6.71%
         30%       15%       20%       20%            37%*
       1.02%     1.04%     1.03%     1.01%          1.01%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Trust for Investment Grade Municipals (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest substantially all of its assets in municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on January 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security Transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $288,716 which expires on October 31, 2007. Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

    At October 31, 2000, for federal income tax purposes cost of long-term investments is $644,192,162 the aggregate gross unrealized appreciation is $39,964,663 and the aggregate gross unrealized depreciation is $1,831,523, resulting in a net unrealized appreciation on long-term investments of $38,133,140.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the year ended October 31, 2000, the Trust's custody fee was reduced by $300 as a result of credits earned on overnight cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2000, the Trust recognized expenses of approximately $14,700 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the year ended October 31, 2000, the

NOTES TO
FINANCIAL STATEMENTS

October 31, 2000

Trust recognized expenses of approximately $52,000 representing Van Kampen's cost of providing accounting and legal services to the Trust which are reported as part of other and legal expenses, respectively, in the statement of operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust has implemented deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $213,966,081 and $243,015,437, respectively.

4. PREFERRED SHARES

The Trust has outstanding 10,600 Auction Preferred Shares ("APS") in four series. Series A, B, and C contain 3,000 shares each while Series D contains 1,600 shares. Dividends are cumulative and the dividend rate is currently reset through an auction process. The dividend period is 28 days for Series A, B, C and D. However, effective with the auction on October 6, 1999, the dividend period for Series C was extended through February 9, 2000. Additionally, the dividend period for Series D was extended through February 15, 2000, with its auction on October 15, 1999. Following these extended dividend periods, Series C and D reverted back to their normal 28 day reset period. The average rate in effect on October 31, 2000, was 4.162%. During the year ended October 31, 2000, the rates ranged from 3.429% to 4.775%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Trust for Investment Grade Municipals

We have audited the accompanying statement of assets and liabilities of Van Kampen Trust for Investment Grade Municipals (the "Trust"), including the portfolio of investments, as of October 31, 2000, and the related statements of operations, changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Trust's financial statements and financial highlights for the periods ended prior to October 31, 2000 were audited by other auditors whose report, dated December 9, 1999, expressed an unqualified opinion on those statements.

    We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2000, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Trust for Investment Grade Municipals as of October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 6, 2000

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN TRUST FOR
INVESTMENT GRADE MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer,
   and Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT
STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS(1)

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For Federal Income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2000. The Trust designated 99.96% of the income distributions as a tax-exempt income distribution. In January, 2001, the Trust will provide tax information to shareholders for the 2000 calendar year.

(1) Independent auditors for the Trust perform an annual audit of the Trust's financial statements. The Board of Trustees has engaged Deloitte & Touche LLP to be the Trust's independent auditors.

    KPMG LLP, located at 303 West Wacker Drive, Chicago, IL 60601 ("KPMG"), ceased being the Trust's independent accountants effective April 14, 2000. The cessation of the client- auditor relationship between the Trust and KPMG was based solely on a possible future business relationship by KPMG with an affiliate of the Trust's investment adviser.

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2000. All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on June 21, 2000, where shareholders voted on the election of trustees and the ratification of Deloitte & Touche LLP as the independent auditors.

1) With regard to the election of the following trustees by preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Rod Dammeyer..........................................       7,950              -0-

2) With regard to the election of the following trustees by common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
Wayne W. Whalen.......................................  24,529,546            439,223

The other trustees whose term did not expire in 2000 were: Richard F. Powers, III, Theodore A. Myers, Hugo F. Sonnenschein, David C. Arch and Howard J Kerr.

3) With regards to the ratification of Deloitte & Touche LLP as the independent auditors for the Trust, 24,582,431 shares voted in favor of the proposal, 111,288 shares voted against and 275,049 shares abstained.